                                 SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

                                          [_] CONFIDENTIAL, FOR USE OF THE
[_] Preliminary Proxy Statement               COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


           RENAISSANCE WORLDWIDE, INC. (FORMERLY THE REGISTRY, INC.)
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                      N/A
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 9-11.

  (1)  Title of each class of securities to which transaction applies:

  (2)  Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  (4)  Proposed maximum aggregate value of transaction:

  (5)  Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offset fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:

  (2)  Form, Schedule or Registration Statement No.:

  (3)  Filing Party:

  (4)  Date Filed:

                          RENAISSANCE WORLDWIDE, INC.
                                189 WELLS AVENUE
                          NEWTON, MASSACHUSETTS 02159

                                 April 28, 1998

To Our Stockholders:

  You are cordially invited to attend our 1998 annual meeting of the stockholders of Renaissance Worldwide, Inc., which will be held on May 28, 1998 at the offices of Ropes & Gray, One International Place, 36th Floor, Boston, Massachusetts at 10:00 a.m. (Boston time). As you know, we recently changed our fiscal year to a December year end and we wanted to have this meeting to line up our annual meeting with the new calendar.

  At this meeting you are being asked to elect one Class III director to serve for a three-year term, to increase the number of shares of the Company's Common Stock available for issuance under the Company's 1996 Stock Plan, to approve amendments to the Company's 1996 Employee Stock Purchase Plan and to approve the new 1998 Directors Stock Plan.

  Please read the proxy statement, which describes the nominee for the Board of Directors, the four proposals and presents other important information. When you have finished reading the statement, please promptly mark, sign, and return your proxy card in the enclosed envelope to ensure that your shares will be represented.

  We hope that many of you will be able to attend the meeting in person. I look forward to seeing you there.

                                          Sincerely yours,

                                          /s/ G. Drew Conway

                                          G. DREW CONWAY
                                          President and Chief Executive
                                           Officer

                          RENAISSANCE WORLDWIDE, INC.
                                189 WELLS AVENUE
                          NEWTON, MASSACHUSETTS 02159

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  May 28, 1998

  Notice is hereby given that the Annual Meeting of Stockholders of Renaissance Worldwide, Inc. (the "Company") will be held at the offices of Ropes & Gray, One International Place, 36th Floor, Boston, Massachusetts at 10:00 a.m. (Eastern Standard Time), on Thursday, May 28, 1998 for the following purposes:

 1.To elect one Class III director;

 2. To approve an increase in the number of shares of common stock available for issuance under the Company's 1996 Stock Plan;

 3.To approve amendments to the Company's 1996 Employee Stock Purchase Plan;

 4. To approve the adoption of the 1998 Directors Stock Plan; and

 5.To transact any other business that may properly come before the meeting or any adjournment(s) thereof.

  Stockholders of record at the close of business on April 20, 1998 are entitled to notice of and to vote at the meeting.

  If you are unable to be present personally, please sign and date the enclosed proxy and return it promptly in the enclosed envelope.

                                          By Order of the Board of Directors

                                          /s/ Richard L. Bugley

                                          RICHARD L. BUGLEY
                                          Clerk
Newton, Massachusetts
April 24, 1998

  IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING. PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

                          RENAISSANCE WORLDWIDE, INC.
                               ----------------
                         Annual Meeting of Stockholders
                                  May 28, 1998

                               ----------------
                                PROXY STATEMENT


VOTING AT THE ANNUAL MEETING

  Voting by mail will in no way limit your right to vote at the Meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Meeting.

  All shares that have been properly voted and not revoked will be voted at the Meeting in accordance with your instructions. If you sign your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors.

VOTING ON OTHER MATTERS

  If any other matters are properly presented at the Meeting for consideration, the persons named in the enclosed form of proxy will have the discretion to vote on those matters for you. At the date this proxy statement went to press, the Company did not know of any other matter to be raised at the Meeting.

REQUIRED VOTE

  The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the shareholders entitled to vote at the Meeting is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

  These proxy materials are delivered in connection with the solicitation by the Board of Directors of Renaissance Worldwide, Inc. ("Renaissance" or "Company") of proxies to be voted at our 1998 Annual Meeting of Shareholders and at any adjournment or postponement.

  You are invited to attend our Annual Meeting on May 28, 1998, beginning at 10:00 a.m. The Meeting will be held at the offices of Ropes & Gray, One International Place, Boston, Massachusetts.

  This Proxy Statement, form of proxy and the Company's 1997 transition annual report are being mailed starting April 28, 1998.

SHAREHOLDERS ENTITLED TO VOTE

  Holders of record of Renaissance Common Stock at the close of business on April 20, 1998 are entitled to receive this notice and to vote their shares at the Meeting. As of that date, there were 55,796,624 shares of Common Stock outstanding. Each share is entitled to one vote on each matter properly brought before the Meeting including the four proposals set forth in the Proxy Statement.

PROXIES

  Your vote is important. Shareholders of record may vote their proxies by mail. If you choose to vote by mail, simply mark your proxy, date and sign it, and return it in the postage-paid envelope provided.

  Proxies may be revoked at any time before they are exercised by (1) written notice to the Clerk of the Company, (2) timely delivery of a valid, later-dated proxy or (3) voting by ballot at the Meeting.

  A plurality of the votes is required for the election of the Class III Director. Abstentions and broker "non-votes" are not counted for purposes of the election of directors and have no effect on the outcome.

  The approval of each of Proposals 2, 3 and 4 require the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote. Abstentions will have the effect of votes against these proposals and broker "non-votes" will have no effect on these proposals.

COST OF PROXY SOLICITATION

  The Company will pay the expenses of soliciting proxies. Proxies may be solicited by directors, officers or employees in person or by telephone, electronic transmission, facsimile transmission or by telegram. The Company will reimburse brokers and other persons for their reasonable charges and expenses in forwarding soliciting materials to their principals.

                               PROPOSAL NUMBER 1

                         ELECTION OF CLASS III DIRECTOR

  The Company's Board of Directors is divided into three classes, as nearly equal in number as possible, so that each class will serve for three years, with one class of directors being elected each year.

  The nominee is G. Drew Conway, the sole Director currently designated as a Class III director, whose term expires at the Meeting. If elected, he would serve for a term of three years expiring at the 2001 Annual Meeting and until his successor is elected. The Company expects that Mr. Conway will be able to serve, but if he is unable to serve, the proxies reserve discretion to vote, or refrain from voting, for a substitute nominee.

  The persons named in the enclosed proxy intend to vote the proxy in favor of the election of G. Drew Conway as a Class III director, unless the proxy card indicates that authority to vote for his election is withheld.

NOMINEES

  G. Drew Conway is the founder of the Company and has served as its President, Chief Executive Officer and Director since its incorporation in May 1986. From 1983 until 1986, Mr. Conway was a founder and principal of The Experts, a technical staffing company. Mr. Conway is 40 years old.

OTHER DIRECTORS

  Robert E. Badavas, a Class I Director, became a director of the Company in May 1996. Mr. Badavas has been President and Chief Executive Officer of Cerulean Technology, Inc., a provider of mobile information systems applications, since December 1995. From October 1986 through October 1995, Mr. Badavas was employed by Chipcom Corporation, a manufacturer of computer networking intelligent switching systems, where he served as Senior Vice President, Finance, from July 1994 to October 1995, Vice President, Finance, from October 1986 to July 1994 and Chief Financial Officer and Treasurer from October 1986 to October 1995. Mr. Badavas is 45 years old.

  Terry L. Hunter, a Class I Director, became a director of the Company in April 1998. Mr. Hunter has served as President, Chief Executive Officer and a Director of The Hunter Group, Inc. since its formation in 1983. Prior to founding The Hunter Group, Mr. Hunter consulted with various companies and software vendors on the design and development of human resources systems. Mr. Hunter is 51 years old.

  Paul C. O'Brien, a Class II Director, became a director of the Company in April 1996. Mr. O'Brien is the President of The O'Brien Group, Inc., a consulting firm in the areas of community relations and external affairs that he founded in January 1995. Before founding The O'Brien Group, Mr. O'Brien was employed by New England Telephone and Telegraph Company, most recently as Chairman of the Board from 1993 to December 1994 and as President and Chief Executive Officer from 1988 to 1993. Mr. O'Brien is also a director of BankBoston Corp., Cambridge NeuroScience, Inc., First Pacific Networks Inc., Shiva Corporation and is Chairman of the Board of View Tech, Inc. Mr. O'Brien is 58 years old.

BOARD OF DIRECTORS AND COMMITTEES

  The Board of Directors held four meetings during the twelve months ended December 27, 1997. Each director attended at least 75% of the Board meetings held during this period. The Board of Directors currently has two standing committees, the Audit Committee and the Compensation Committee. The Board of Directors does not have a Nominating Committee or a committee performing similar functions.

  The Audit Committee and the Compensation Committee are composed of Messrs. Badavas and O'Brien. The Audit Committee held two meetings during the twelve months ended December 27, 1997. The Audit Committee has the responsibility of recommending to the Board of Directors the independent auditors to be engaged by the Company, reviewing with management and with the independent auditors the Company's internal accounting procedures and controls and reviewing with the independent auditors the scope and results of their audit. The Compensation Committee held one meeting during the twelve months ended December 27, 1997. The Compensation Committee has the responsibility of providing recommendations to the Board regarding compensation matters and administering the Company's stock option and stock purchase plans.

DIRECTOR COMPENSATION

  During 1997, directors who were not officers or employees of the Company were paid $1,000 for each Board meeting attended and an annual fee of $1,000 for each membership on a committee of the Board. In addition, under the Company's 1996 Eligible Directors' Stock Plan, each director who was not an officer, employee or consultant of the Company or any subsidiary of the Company (an "outside director") was granted, upon first being elected to the Board of Directors, an option to purchase 40,000 shares of Common Stock at an exercise price equal to the fair market value on the date of the grant. At December 27, 1997 a total of 120,000 shares of Common Stock remained available for awards under that Plan.

  Beginning in 1998, the Board of Directors instituted a new compensation arrangement for outside directors. Each outside director now receives an annual retainer of $12,000 per year for service on the Board. If stockholders approve the 1998 Directors Stock Plan presented in Proposal 4, one half of that retainer will be paid in stock options having a fair value equal to one half of the retainer amount. Each outside director will also be entitled to elect to have all or any portion of the balance of the annual retainer paid in an equivalent value of stock options. In addition, outside directors will receive each year an option grant covering 2,500 shares. Because Messrs. Badavas and O'Brien have been serving for approximately two years without receiving an annual equity award, each of them will receive an option to purchase 5,000 shares on the date that the Directors Stock Plan is approved by stockholders. If the Directors Stock Plan is approved, it will replace the 1996 Eligible Directors' Stock Plan. For more information on the Directors Stock Plan, see "Proposal 4--Approval of 1998 Directors Stock Plan."

                   THE BOARD OF DIRECTORS RECOMMENDS ELECTION
                 OF THE NOMINEE DESCRIBED IN PROPOSAL NUMBER 1.

                               PROPOSAL NUMBER 2

                        AMENDMENT TO THE 1996 STOCK PLAN

  On April 21, 1998, the Board of Directors approved, subject to stockholder approval, an amendment (the "Amendment") to the 1996 Stock Plan (the "Plan"). The Amendment increases the number of shares of Common Stock available for awards under the Plan and sets an overall limit on the number of options that can be awarded as incentive stock options under the Internal Revenue Code (the "Code").

DESCRIPTION OF THE AMENDMENT

  As of December 27, 1997, stockholders had authorized a total of 7,200,000 shares of Common Stock for awards under the Plan. On that date, approximately 853,036 shares remained available for award. The shares currently available will not satisfy the Company's needs for equity compensation. The Company is in an industry where there is intense competition for talented consultants, and the Board believes it is necessary to be able to offer equity compensation to attract and retain talented professionals. In addition, because of the Company's rapid growth, choosing a fixed number of shares by which to increase the share reserve may not be sufficient to accommodate the growth in personnel.

  The Board has decided to provide that for a three-year period the shares available under the Plan will be increased each year by a number of shares equal to four percent (4%) of the total outstanding shares at the beginning of each year. For 1998, that increase would be equal to 4% of the shares outstanding on the date of the Meeting. On April 20, 1998, the record date for the Meeting, there were 55,796,624 shares outstanding. If that number of shares is outstanding on the date of the Meeting, shares 2,231,864 would be authorized for this year. Any shares authorized but not used in one year would be available for awards in future years.

PLAN ADMINISTRATION

  The Plan is administered by the Company's Compensation Committee. Under the Plan, the Committee may grant stock options (both incentive stock options and nonstatutory options) and authorizations to purchase Common Stock ("purchase authorizations") and bonus awards of Common Stock ("bonuses") to employees of the Company and its subsidiaries and other persons or entities who, in its opinion, are in a position to make a significant contribution to the success of the Company. On December 27, 1997 the Company had approximately 4,500 employees, all of whom were eligible for awards under the Plan.

  The Committee determines the exercise price of options, which for an incentive stock option ("ISO") may not be less that 100% and for a nonstatutory option not less than 85% of the fair market value of the Common Stock at the time of grant. The Committee sets the term of each option, which generally cannot exceed ten years from grant. The exercise price may be paid in cash or check or, if the Committee approves, by tendering shares of Common Stock, by using a recourse promissory note, or in a "cashless" exercise through a broker. Purchase authorizations generally give the participant a right to acquire a fixed number of shares of Common Stock at a fixed purchase price of not less than 85% of the fair market value at the time of grant. They differ from options because the period of time during which they may be exercised is generally short. Bonuses are awards made to participants in shares of Common Stock in consideration of services previously rendered.

  In order for awards under the Plan to qualify as performance-based for purposes of Section 162(m) under the Code, the Plan must include a limit on the number of options awarded to a single participant. The Plan provides that no participant may receive options covering more than 200,000 shares in any one year. In addition, to comply with the rules relating to ISOs, the Plan provides that the number of shares awarded subject to ISOs may not exceed 15,000,000.

  If the Common Stock changes as a result of a merger or similar reorganization in which the Company is the surviving corporation, the number and kind of shares available under the Plan, the number and kind of shares then subject to options or purchase authorizations shall be appropriately adjusted in such manner as the Committee may determine equitable to prevent dilution or enlargement of the rights available or granted hereunder. In the case of certain mergers, consolidations or other transactions in which Renaissance is acquired or liquidated, or its assets are sold, all outstanding awards will terminate unless a successor entity agrees to assume the awards. Prior to such termination, however, the Committee may provide that all outstanding awards will become exercisable, in whole or in part.

  The Board may discontinue granting awards under the Plan at any time. The Board may also amend the Plan for any purpose permitted by law, but no amendment may adversely affect the rights of any participant under any award previously granted.

TAX EFFECTS

  The following discussion of certain federal income tax consequences associated with participation in the plan is based on the law currently in effect. It does not purport to cover federal employment tax or other federal tax consequences that may be associated with the Plan nor does it cover state, local or non-U.S. taxes.

  An optionee realizes no ordinary taxable income upon the grant or exercise of an ISO. Following the exercise, if the optionee does not dispose of the shares acquired within two years from the date of grant or within one year after the exercise, then upon sale of such shares, any amount realized in excess of the amount paid for the shares will be long-term capital gain and any loss allowed for tax purposes will be long-term capital loss. No deduction will be allowed to the Company. The exercise of an ISO will, however, increase the optionee's alternative minimum taxable income and may result in alternative minimum tax liability.

  If the optionee disposes of shares acquired upon the exercise of an ISO prior to the expiration of the two-year or one-year holding periods described above (a "disqualifying disposition"), generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the amount paid for the shares, and (b) the Company will be entitled to deduct this amount. Any further gain recognized will be taxed as short-term or long-term capital gain and will not result in any deduction by the Company. Special rules may apply where all or a portion of the exercise price of the ISO is paid by tendering shares of Renaissance Common Stock. A disqualifying disposition will eliminate the alternative minimum taxable income adjustment associated with the exercise of the ISO if it occurs in the same calendar year as the year in which the adjustment occurred.

  If an ISO is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a nonstatutory option. Generally, an ISO will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (one year following termination of employment, in the case of termination by reason of permanent and total disability), except in certain cases where the ISO is exercised after the death of the optionee. Options otherwise qualifying as ISOs will also be treated for federal income tax purposes as nonstatutory options to the extent they (together with other ISOs held by the optionee) first become exercisable in any calendar year for shares having a fair market value determined at the time of the option grant, exceeding $100,000.

  With respect to nonstatutory options under the Plan, no income is realized by the optionee at the time the option is granted. Generally, at exercise, an optionee realizes ordinary income, subject (in the case of options granted to an employee) to withholding, in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and a corresponding deduction will be available to the Company. Any gain or loss recognized upon a later sale is treated as capital gain or loss, either short-term or long-term depending on the applicable holding period for the sale.

  Section 162(m) of the Code limits to $1 million the deduction a public corporation may claim for remuneration paid to any of its five top officers, subject to a number of exceptions and special rules. Eligible performance-based compensation is exempt from this limit. The Company intends that compensation associated with the exercise of options and purchase authorizations awarded under the Plan will qualify for this performance-based exemption.

  The Code also limits the amount of compensation that may be paid without penalty in connection with a change in control. In general, if the total of an individual's change-in-control related compensation equals or exceeds three times his or her average annual taxable compensation (determined, in general, over the five calendar year period preceding the calendar year in which the change in control occurs), change-in-control related payments in excess of that annual average are nondeductible to the Company and subject to an additional 20% tax on the recipient. In making this determination, some portion or all of the value of options and other awards granted or accelerated in connection with a change in control may be required to be taken into account.

OTHER PLANS

  In addition to the stock plans described in this Proxy Statement, the Company maintains one stock plan for use exclusively for options awarded to employees of acquired businesses and one stock plan for use exclusively in foreign jurisdictions. These plans are not subject to stockholder approval, and no officers or directors of the Company are eligible to receive awards under either plan. A total of 1,000,000 shares has been reserved for issuance under these two plans.
                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                  THAT STOCKHOLDERS VOTE FOR PROPOSAL NUMBER 2

                               PROPOSAL NUMBER 3

                 AMENDMENT TO 1996 EMPLOYEE STOCK PURCHASE PLAN

  On April 21, 1998, the Board of Directors approved, subject to stockholder approval, an amendment to the 1996 Employee Stock Purchase Plan (the "Purchase Plan") to provide the Company flexibility in choosing which of its subsidiaries will participate in the Purchase Plan. At present, all subsidiaries of the Company participate in the Purchase Plan. The Company has found, however, that particularly as it has acquired subsidiaries in foreign countries the benefits under the Purchase Plan are not the same in all jurisdictions. In addition, regulatory considerations in foreign jurisdictions can make compliance costly. Accordingly, the Board of Directors believes that it is preferable to give the Company flexibility in choosing which subsidiaries will participate in the Purchase Plan.

PLAN ADMINISTRATION

  The Purchase Plan is designed to enable eligible employees to purchase shares of Common Stock at a discount through payroll deductions. All employees other than employees owning 5% or more of the Common Stock are eligible to participate in any option period commencing after the date the employee is hired by the Company or its subsidiaries. As of December 27, 1997, there were approximately 365 employees enrolled in the Purchase Plan.

  Purchases occur twice a year at the end of six-month option periods which begin on January 1 and July 1. The purchase price for Common Stock under the Purchase Plan is 85% of the lesser of the fair market value of the Common Stock at the beginning of the option period and the fair market value of the Common Stock at the end of the option period. On April 20, 1998 the last reported sale price for the Common Stock as reported on the Nasdaq National Market was $26.50 per share. The Purchase Plan permits eligible employees to purchase up to 200 shares of Common Stock in any six-month offering period through payroll deductions, which may not be less than 1% nor exceed 10% of an employee's compensation. The 1996 Purchase Plan terminates on March 29, 2006.

  If a participant's employment with the Company terminates during the first three-month period in an option period, the participant's option to purchase shares for that period will be deemed canceled and the balance of the participant's payroll withholding account will be refunded. If a participant's employment with the Company terminates during any time after the first three-month period within a period, the option shall remain outstanding under the Purchase Plan unless the participant otherwise withdraws.

FEDERAL INCOME TAX CONSEQUENCES

  The following discussion of certain federal income tax consequences associated with participation in the Purchase Plan is based on the law as currently in effect. It does not purport to cover federal employment tax or other federal tax consequences that may be associated with the Purchase Plan, nor does it cover state, local or non-U.S. taxes.

  Under the Purchase Plan, a participant does not realize income either upon the grant of an option at the beginning of an option period or upon the exercise of the option at the end of that period. If shares of Common Stock acquired upon exercise are disposed of within two years from the date of grant of the option, the participant realizes ordinary income at the time of disposition equal in general to the excess of the fair market value of the shares on the measurement date over the exercise price. The Company is entitled to a corresponding deduction. If shares acquired upon exercise are disposed of after the two-year period described above, or if the participant dies at any time while holding the shares, ordinary income is realized in an amount equal to the lesser of (i) 15% of the fair market value of the shares at the time the option was granted, or (ii) the excess of the fair market value of the shares at the time of disposition (or death) over the exercise price. In addition, a capital gain will be recognized on the excess, if any, of the amount recognized on a sale over the employee's basis (the amount paid per share plus the ordinary income recognized as a result of the sale). No deduction is available to the Company for this amount.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                    STOCKHOLDERS VOTE FOR PROPOSAL NUMBER 3.

  Although the benefits under the Purchase Plan depend on a participant's chosen level of participation and are therefore not determinable, set forth in the table below is the number of shares of Common Stock acquired under the Purchase Plan during 1997 by (i) each of the Named Executive Officers (as defined below), (ii) all executive officers as a group and (iii) all employees, including all officers who are not executive officers, as a group. Directors who are not employees are not entitled to participate in the Purchase Plan.

                               NEW PLAN BENEFITS

                                 PURCHASE PLAN

     NAME                                     SHARES PURCHASED PURCHASE PRICE
     ----                                     ---------------- --------------
     G. Drew Conway
      President, Chief Executive Officer and
       Director                                       --              --
     Robert E. Foley
      Chief Financial Officer and Treasurer           400          $ 7.23
                                                      302          $19.55
     Richard L. Bugley
      Vice President, General Counsel and
       Clerk                                          --              --
     David Lubin
      Managing Director, Renaissance
       Solutions, Inc.                                --              --
     All Executive Officers as a Group                702          $12.53
     Non-Executive Officer Employee Group         101,986          $12.81

                               PROPOSAL NUMBER 4

                   ADOPTION OF THE 1998 DIRECTORS STOCK PLAN

  On April 21, 1998, the Board adopted, subject to stockholder approval, the 1998 Directors Stock Plan (the "Directors Plan"). Under the Directors Plan, outside directors of the Company will receive equity compensation in three ways. Upon joining the Board, an outside director will receive an option covering 20,000 shares of Common Stock. This option will become exercisable in four annual installments beginning one year from the date of grant. Outside directors will also receive an option covering 2,500 shares of Common Stock after each year of service. This award, which represents compensation for service during the previous year, will be immediately exercisable. Finally, each outside director will be required to take one half of the annual retainer (currently $12,000) in options having an equivalent value and may elect to take all or a portion of the balance in options as well.

  Because Messrs. Badavas and O'Brien have served for two years without annual equity awards, if the Directors Plan is approved at the Meeting, they will each receive an immediately exercisable option covering 5,000 shares.

CURRENT ARRANGEMENTS

  Currently, outside directors who join the Board receive an option for 40,000 shares and meeting fees equal to $1,000 per meeting. The Board examined these arrangements and found that the one-time award appeared to be higher than in comparable companies, but that the annual compensation was below that of comparable companies and lacked any equity component. It decided to reduce the size of the one-time award, institute a small equity annual award and provide for an annual retainer one half of which must be taken in the form of options. The Board believes that this compensation system will help attract and retain qualified outside directors.

  This new arrangement replaces the existing 1996 Eligible Directors' Stock Plan. The shares reserved under that plan (120,000 at December 27, 1997) are being transferred to the Directors Plan, and no new authorization from stockholders is being sought.

GENERAL

  All directors who are not employees of the Company or any of its subsidiaries ("Eligible Directors") participate in the Directors Plan. There are currently two Eligible Directors. Under the Directors Plan, which is administered by the Board, each Eligible Director will receive an option covering 20,000 shares upon first joining the Board. This option will vest in four annual installments commencing on the first anniversary of the grant date. In addition, beginning in 1999, each year at the annual meeting of stockholders, each Eligible Director will receive an immediately exercisable option covering 2,500 shares for service during the previous year.

  The Directors Plan also provides for equity compensation in lieu of the annual cash retainer. On the first day of each "Plan Year," which is defined as the period from the date of one Annual Stockholders Meeting (an "Annual Meeting") through the next Annual Meeting, as determined from time to time by the Board, each Eligible Director will receive one half of the annual retainer for the Plan Year in the form of options. In addition, each Eligible Director may elect to take all or any portion of the balance of the annual retainer in the form of options. These options become exercisable in full on the date of the next succeeding Annual Meeting.

  The number of shares underlying these options will be equal to the whole number (with any fractional interests rounded up to the next highest whole number) obtained by dividing the dollar value of the mandatory and elective portions of the annual retainer by the per share value of the option on the grant date. To determine the per share value of the option, the Board will apply a generally accepted option valuation methodology, such as the Black-Scholes model, with such modifications as it may determine are appropriate to reflect the fair value of the option.

  The exercise price of each option granted under the Directors Plan will be 100% of the fair market value of the Common Stock on the grant date. The exercise price may be paid in cash, by check, with shares of Common Stock or by the delivery of an irrevocable undertaking by a broker to pay the exercise price from the proceeds of the sale of the shares subject to the option being exercised. Each option will be nontransferable except upon death, pursuant to a qualified domestic relations order or to a member of the optionee's immediate family or to a trust or other entity, the sole beneficiaries of which are the optionee or members of his immediate family. Each option expires ten years after the date of grant. If the director ceases to be a director of the Company for any reason other than death, permanent disability, resignation or retirement, the director's option shall expire and all rights to purchase shares pursuant thereto shall terminate immediately. If the director ceases to be a director of the Company by reason of death, permanent disability, resignation or retirement, the director's options that are then exercisable may thereafter be exercised for a period of one year from the date of termination, or until the expiration of the stated term of the option, if earlier. If an option is canceled or expires without having been exercised, the number of shares subject to the option will become available again for award under the Directors Plan.

  Upon a merger in which the Company is not the surviving corporation or that results in the acquisition of all of the Company's stock or sale of all or substantially all of the Company's assets, or a dissolution or liquidation of the Company, all options that are not exercisable at that time will become exercisable 20 days prior to the effective date of such transaction, and will terminate upon the consummation of the transaction. If the transaction is intended to qualify as a pooling of interests for accounting purposes, then the acquiring or surviving corporation shall assume, or otherwise provide replacement options for, all options outstanding under Directors Plan. These options will otherwise be on terms and conditions substantially equivalent to those set forth in the Directors Plan, will be immediately exercisable and, except as to Eligible Directors who become directors of the acquiring or surviving corporation, will terminate on the 180th day after the merger or consolidation. A total of 120,000 shares of Common Stock--the amount that remained available under the 1996 Eligible Directors' Stock Plan--has been reserved for issuance under the Plan, plus the number of shares that may be issued pursuant to options awarded in lieu of the annual retainer.

FEDERAL INCOME TAX CONSEQUENCES

  The federal tax effects of the options are the same as for nonstatutory options granted to employees under the 1996 Stock Option Plan, which are described at pages 5 and 6 above.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 4.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information with respect to the beneficial ownership of Renaissance Common Stock as of April 7, 1998 by (i) each person who is known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each of the Chief Executive Officer and the three other most highly paid executive officers of the Company in the twelve months ended December 27, 1997 (collectively, the "Named Executive Officers") and each director of the Company, and (iii) all executive officers and directors of the Company as a group. Except as otherwise indicated, each of the stockholders named below has sole voting and investment power with respect to the shares of Common Stock beneficially owned.

                                              SHARES    PERCENTAGE OF
     NAME OF DIRECTORS, NAMED EXECUTIVE    BENEFICIALLY  OUTSTANDING
      OFFICERS AND 5% STOCKHOLDERS           OWNED(1)      SHARES
     ----------------------------------    ------------ -------------
     G. Drew Conway(2)(3)                   13,677,760      24.5%
     Robert P. Badavas(4)                       30,000         *
     Paul C. O'Brien(4)                         30,000         *
     Terry L. Hunter                         5,972,580      10.7%
     David Lubin                               675,876       1.2%
     Robert E. Foley(5)                         39,650         *
     Richard L. Bugley(6)                       24,000         *
     Putnam Investments, Inc.(7)             5,932,144      10.6%
     Dresdner Bank(8)                        4,697,000       8.4%
     All directors and executive officers
      as a group(7 persons)                 20,449,866      36.7%

------------
*  Less than one percent

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and includes voting or investment power with respect to the shares. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days are deemed outstanding for determining the share ownership and percentage of the person holding such options, but are not deemed outstanding for determining the percentage of any other person.

(2) Mr. Conway's address is c/o Renaissance Worldwide, 189 Wells Avenue, Newton, MA 02159.

(3) Includes (i) 5,340 shares of Common Stock held by trusts for the benefit of Mr. Conway's children for which Mr. Conway serves as trustee, as to which Mr. Conway disclaims beneficial ownership and (ii) 168,000 shares of Common Stock held by the Conway Family Foundation, Inc. as to which Mr. Conway disclaims beneficial ownership.

(4) Includes 20,000 shares of Common Stock issuable upon the exercise of options currently exercisable or exercisable with 60 days.

(5) Includes 10,000 shares of Common Stock issuable upon the exercise of options currently exercisable or exercisable with 60 days.

(6) Includes 23,800 shares of Common Stock issuable upon the exercise of options currently exercisable or exercisable with 60 days.

(7) The information reported is based on a Schedule 13G, dated February 5, 1998, filed with the Commission by Putnam Investments, Inc. ("PI"), Marsh & McLennan Companies, Inc. ("MMC"), Putnam Investment Management, Inc. ("PIM") and The Putnam Advisory Company, Inc. ("PAC"). PI is a registered investment advisor, in which capacity it advises PIM and PAC and has shared voting power with respect to 474,836 shares and shared dispositive power with respect to 5,932,144 shares. PIM has shared dispositive power with respect to 5,367,708 shares. PAC has shared voting power with respect to 474,836 shares and shared dispositive power with respect to 564,436 shares. MMC is the parent holding company of PI. PI and MMC disclaim beneficial ownership of such shares. PI's address is One Post Office Square, Boston, MA 02109.

(8) The information reported is based on a Schedule 13G, dated January 30, 1998, filed with the Commission by Dresdner RCM Global Investors LLC ("Dresdner"), RCM Limited L.P. ("Limited") and RCM General Corporation ("General"). Dresdner is a registered investment advisor, Limited is the managing agent of Dresdner and General is the general partner of Limited. Limited and General disclaim beneficial ownership of the shares. Dresdner's address is Four Embarcadero Center, San Francisco, California 94111.

EXECUTIVE COMPENSATION

  The following table sets forth certain information regarding all compensation awarded to, earned by or paid to by the Company's President and Chief Executive Officer and each of the Named Executive Officers during fiscal 1996 and 1997 and the 12 months ended December 27, 1997:

                         SUMMARY COMPENSATION TABLE(1)

                                                      ANNUAL        LONG-TERM
                                                 COMPENSATION(2)   COMPENSATION
                                                ------------------ ------------
                                                                    SECURITIES
                                                                    UNDERLYING
NAME AND PRINCIPAL POSITION          YEAR       SALARY($) BONUS($)   OPTIONS
---------------------------     --------------- --------- -------- ------------
G. Drew Conway                  12-month period
 President and Chief Executive   ended 12/27/97  $399,984  $   --         --
  Officer                                  1997   402,292      --         --
                                           1996   520,000      --         --

Robert E. Foley                 12-month period
 Chief Financial Officer and     ended 12/27/97   198,934   25,000     50,000
  Treasurer                                1997   191,246   30,000     50,000
                                           1996   134,992   50,000    100,000

David Lubin                     12-month period
 Managing Director, Renaissance  ended 12/27/97   375,000      --         --
 Solutions                                 1997   375,000      --         --
                                           1996   387,500      --         --
Richard L. Bugley               12-month period
 Vice President, General         ended 12/27/97   153,642   35,000    100,000
  Counsel &                                1997   132,300   20,000     55,000
 Clerk                                     1996    15,000      --      10,000

------------
(1) The periods set forth with respect to each individual set forth in the table are for the 12-month period ended December 27, 1997, for the fiscal year ended the last Saturday in June 1997 and for the fiscal year ended the last Saturday in June 1996. There is an overlap of approximately six months with respect to the 12-month period ended December 27, 1997 and the fiscal year ended the last Saturday of June 1997 for each of the individuals set forth in the table.

(2) Annual compensation amounts does not include the dollar value of perquisites and other personal benefits which did not exceed the lesser of $50,000 or 10% of salary and bonus for any Named Executive Officer.

EMPLOYMENT AGREEMENTS

  In connection with its initial public offering, the Company entered into an employment agreement (the "Employment Agreement") with Mr. Conway pursuant to which Mr. Conway will be employed as President and Chief Executive Officer of the Company. The Employment Agreement provides for a term of four years and an annual base salary of $400,000, $425,000, $475,000 and $525,000 in the first through fourth years of the term. Mr. Conway is also eligible for a bonus based on performance criteria pre-established by the Compensation Committee for each year and subject to a maximum limitation of $160,000 in the first year. The

Employment Agreement provides that if Mr. Conway's employment is terminated without "cause" (as defined in the Agreement) or if Mr. Conway terminates his employment for "good reason" (as defined in the Agreement), the Company will pay Mr. Conway severance equal to two years of base compensation plus a portion of the bonus paid or payable with respect to the immediately preceding full employment year based on days of service in the year of termination. In addition, if Mr. Conway's employment is terminated at the end of the term of the Employment Agreement, he will be entitled to severance equal to one year of base compensation. The agreement also contains non-competition and non-solicitation covenants during the employment term and for a two-year period thereafter.

  The following table sets forth certain information concerning grants of stock options made during the 12 months ended December 27, 1997 to each of the Named Executive Officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                     INDIVIDUAL GRANTS
                      -----------------------------------------------
                                                                      POTENTIAL REALIZABLE VALUE
                        NUMBER OF       % OF                            AT ASSUMED ANNUAL RATES
                       SECURITIES   TOTAL OPTIONS                     OF STOCK PRICE APPRECIATION
                       UNDERLYING    GRANTED TO   EXERCISE                FOR OPTION TERMS(2)
                         OPTIONS    EMPLOYEES IN  OR BASE  EXPIRATION ---------------------------
     NAME             GRANTED(#)(1)  FISCAL YEAR   ($/SH)     DATE         5%           10%
     ----             ------------- ------------- -------- ---------- ---------------------------
   G. Drew Conway           --           --           --        --             --             --
   Robert E. Foley       50,000          0.8%      $17.50    4/1/07   $    550,283 $    1,394,525
   Richard L. Bugley     55,000          0.8%      $17.50    4/1/07   $    605,311 $    1,533,977
                         45,000          0.7%      $21.88   11/3/07   $    619,068 $    1,568,840
   David Lubin              --           --           --        --             --             --

------------
(1) The expiration date of each option is the tenth anniversary of the date on which it was originally granted. These options are exercisable in five annual installments commencing on April 1, 1998.

(2) The amounts shown on this table represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10%, compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock, the option holders' continued employment through the option period, and the date on which the options are exercised.

  The following table sets forth certain information concerning option exercises during the 12 months ended December 27, 1997 and the number and value of options held by each of the Named Executive Officers on December 27, 1997.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                             NUMBER OF SECURITIES
                                            UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED
                        SHARES                 OPTIONS AT FISCAL      IN-THE-MONEY OPTIONS AT
                       ACQUIRED                   YEAR-END(#)          FISCAL YEAR-END($)(1)
                          ON      REALIZED ------------------------- -------------------------
     NAME             EXERCISE(#) VALUE($) EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
     ----             ----------  -------- ----------- ------------- ----------- -------------
   G. Drew Conway          --          --       --            --           --            --
   Robert E. Foley      10,000    $155,000   20,000       110,000     $325,000    $1,187,500
   Richard L. Bugley       200       3,063   14,800        95,000      104,700       278,500
   David Lubin             --          --       --            --           --            --

------------
(1) Based upon the market price of $21.75 per share, which was the closing price per share of Common Stock on the Nasdaq National Market on December 27, 1997 less the option exercise price payable per share.

  No stock appreciation rights were granted to any Named Executive Officer during fiscal 1997, nor were any outstanding at December 27, 1997.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

  The following is the Report of the Compensation Committee of the Company, describing the compensation policies applicable to the Company's executive officers with respect to compensation for the 12 months ended December 27, 1997. The information contained in the report shall not be deemed to be "soliciting material" or to be "filed" with the SEC nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into such filing.

 Compensation Philosophy

  The Company's philosophy in setting its compensation policies for executive officers is to maximize stockholder value over time. The Compensation Committee sets the Company's compensation policies applicable to the executive officers, including the President and Chief Executive Officer, and evaluates the performance of such officers. The Compensation Committee strongly believes that executive compensation should be directly linked to continuous improvements in corporate performance and increases in stockholder value. In this regard, the Compensation Committee has adopted the following guidelines for compensation decisions:

  . Provide a competitive total compensation package that enables the Company to attract and retain key executive talent.

  . Align all pay programs with the Company's annual and long-term business strategies and objectives.

  . Provide variable compensation opportunities that are directly linked to the performance of the Company and that link executive reward to stockholder return.

 Components of Executive Compensation

  The Compensation Committee focuses primarily on the following three components in forming the total compensation package for its executive officers:

  .  Base Salary

  .  Annual Incentive Bonus

  .  Long-Term Incentives

 Base Salary

  The Committee intends to compensate its executive officers, including the President and Chief Executive Officer, competitively within the industry. In order to evaluate the Company's competitive posture in the industry, the Compensation Committee reviews and analyzes the compensation packages, including base salary levels, offered by other information technology consulting companies. In addition, the Committee also subjectively evaluates the level of performance of each executive officer, including Mr. Conway, in order to determine current and future appropriate pay levels. Mr. Conway's base salary is established pursuant to an Employment Agreement dated May 13, 1996 (the "Employment Agreement") that was entered into prior to the Company's initial pubic offering. Mr. Conway declined to be awarded a bonus for fiscal year 1997 and for the twelve-month period ended December 27, 1997.

  With respect to the other corporate executive officers of the Company, the Committee, in consultation with the President and Chief Executive Officer and the Chief Financial Officer of the Company, has established base salary ranges which it believes are competitive in the industry, linking a portion of these executives' total compensation to an annual bonus.

 Annual Incentive Bonus

  During fiscal 1997, the executive officers of the Company received annual incentive bonuses to be determined by the Committee in consultation with the President and Chief Executive Officer and the Chief Financial Officer of the Company. These bonuses were determined upon criteria applicable to the performance of the business units under the control of such executives and approximated incentive bonuses awarded during fiscal 1996.

 Long-Term Incentives

  The Committee provides the Company's executive officers with long-term incentive compensation through grants of stock options. The Committee is responsible for determining the individuals to whom grants should be made, the timing of grants, the exercise price per share and the number of shares subject to each option. Other than stock options, the Committee made no other long-term performance awards during the last fiscal year. Stock Option awards are granted based on individual or corporate performance as determined subjectively by the Committee. The Committee considers grants of options to executive officers during each fiscal year.

  The Committee believes that stock options provide the Company's executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the stock. The Committee believes that stock options directly motivate an executive to maximize long-term stockholder value. The options also utilize vesting periods in order to encourage key employees to continue in the employ of the Company.

  All options to executive officers to date have been granted at the fair market value of the Company's Common Stock on the date of the grant. The Committee considers the grant of each option subjectively, considering factors such as the individual performance of executive officers and competitive compensation packages in the industry. No option grants were made to Mr. Conway.

 Summary

  The Compensation Committee believes that its executive compensation philosophy of paying its executive officers well by means of competitive base salaries and annual bonus and long-term incentives, as described in this report, serves the interests of the Company and the Company's stockholders.

COMPENSATION COMMITTEE
Robert P. Badavas
Paul C. O'Brien

                            STOCK PERFORMANCE GRAPH

  The following graph compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock during the period from its initial public offering (June 5, 1996) through December 27, 1997 with the cumulative total return on the Nasdaq stock index and the peer group index (the "Peer Group"). The comparison assumes $100 was invested on June 5, 1996 in The Registry, Inc's Common Stock and in each of such indices and assumes reinvestment of dividends, where applicable. The Peer Group is composed of the following companies: Computer Horizons Corp. (CHRZ), Sykes Enterprises, Incorporated (SYKE), On Assignment, Inc. (ASGN), Data Processing Resources Corporation (DPRC), Alternative Resources Corp. (ALRC), SCB Computer Technology, Inc. (SCBI) and Whittman-Hart, Inc. (WHIT).


                             [GRAPH APPEARS HERE]

                  June 5     June 29     December 28     June 28     December 27
                   1996       1996          1996          1997          1997

Renaissance
Worldwide          100       172.12        279.41        258.82        255.88

Peer Group         100        91.14         82.69        100.32        255.88

Broad Market       100        95.63        102.89        115.54        126.22



COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  Messrs. Badavas and O'Brien, neither of whom is or was an executive officer or employee of the Company, served on the Compensation Committee during the twelve-month period ended December 27, 1997.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater-than-ten-percent shareholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. During the 12 months ended December 27, 1997, based upon a review of filings with the SEC, the Company believes that all its officers and directors met all applicable Section 16(a) filing requirements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  On September 19, 1995, the Company entered into four lease agreements, each with a term ending on September 30, 2010, with the 189 Wells Avenue Realty Trust (the "Realty Trust") for a total of approximately 18,800 square feet of office space located at 189 Wells Avenue, Newton, Massachusetts at an annual rent of approximately $357,000. During fiscal 1997 the Company expanded its rental space with the Realty Trust to 28,000 square feet at annual rent of approximately $531,000. The Company's executive offices are located in these spaces. Mr. Conway is the sole beneficiary of the Realty Trust and Mr. Foley is the trustee of the Realty Trust. Management believes that the terms of each lease agreement are no less favorable to the Company than could be obtained in a transaction with an unrelated third party.

  During fiscal 1997, the Company entered into a contract with an entity controlled by Mr. Conway to utilize an airplane for corporate travel purposes. The Company pays for such usage on a per-flight-hour basis at a rate which management believes approximates market prices. Total amounts paid to this entity during the twelve-month period ended December 27, 1997 were approximately $367,000.

  Mr. O'Brien, a director of the Company, is a director of BankBoston Corp. BankBoston, N.A., a subsidiary of BankBoston Corp., serves as the Company's Transfer Agent and Registrar.

  The Company has adopted a policy that all material transactions between the Company and its officers, directors and other affiliates must (i) be approved by a majority of the members of the Company's Board of Directors and by a majority of the disinterested members of the Company's Board of Directors and
(ii) be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                                 AUDIT MATTERS

  Price Waterhouse LLP has been selected to audit the financial statements of the Company for the fiscal year ending December 26, 1998, and to report the results of their examination.

  A representative of Price Waterhouse LLP is expected to be present at the Meeting and will be afforded the opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from stockholders.

                             STOCKHOLDER PROPOSALS

  Proposals of stockholders submitted for consideration at the Annual Meeting of Stockholders in 1999 must be received by the Company no later than November 17, 1998.

                                 OTHER BUSINESS

  The Board of Directors knows of no business that will come before the meeting for action except as described in the accompanying Notice of Meeting. However, as to any such business, the persons designated as proxies will have discretionary authority to act in their best judgment.

                  FORM 10-K AND ANNUAL REPORT TO STOCKHOLDERS

  A copy of the Company's Annual Report to Stockholders accompanies this proxy statement. The Company filed its Form 10-K for the fiscal year ended December 27, 1997 with the Commission on March 27, 1998.

Appendix to definitive proxy materials.

The following plans are submitted pursuant to Instruction 3 to Item 10 of
Schedule 14(a):

1.   1996 Stock Plan;

2.   1996 Employee Stock Purchase Plan;

3.   1998 Directors Stock Plan.

                          RENAISSANCE WORLDWIDE, INC.

                                1996 STOCK PLAN


   1.  Purpose.  The purpose of this 1996 Stock Plan (the "Plan") is to advance
       -------
the interests of Renaissance Worldwide, Inc., a Massachusetts corporation (the "Company"), by strengthening the ability of the Company to attract, retain and motivate key employees, officers and consultants of or to the Company or any present or future parent or subsidiary of the Company (the "Company Group") by providing them with an opportunity to purchase or receive as bonuses stock of the Company and thereby permitting them to share in the Company's success. It is intended that this purpose will be effected by granting (i) incentive stock options ("Incentive Options") which are intended to qualify under the provisions of Section 422 of the Internal Revenue Code of 1986, as heretofore and hereafter amended (the "Code"), and non-statutory stock options ("Nonqualified Options") which are not intended to meet the requirements of Section 422 of the Code and which are intended to be taxed under Section 83 of the Code (both Incentive Options and Nonqualified Options shall be collectively referred to as "Options"), (ii) stock purchase authorizations ("Purchase Authorizations") and
(iii) stock bonus awards ("Bonuses").

   2.  Effective Date.  This Plan was adopted by the Board of Directors of the
       --------------
Company (the "Board") on March 6, 1996, approved by the sole stockholder of the Company on March 22, 1996 (the "effective date" of the Plan) and subsequently amended on January 9, 1997 to increase the number of shares that may be made subject to Options, Purchase Authorization or Bonuses. On April ., 1998, the Board of Directors voted to amend the Plan by increasing the number of shares that may be made subject to Options, Purchase Authorization or Bonuses, subject to stockholder approval.

   3.  Stock Covered by the Plan.
       -------------------------

   a. Subject to adjustment as provided in Sections 9 and 10 below, and further subject to stockholder approval as noted in Section 2 above, the shares that may be made subject to Options, Purchase Authorizations or Bonuses under this Plan shall not exceed in the aggregate 7,200,000/1/ shares of the common stock, without par value, of the Company ("Company Stock"), plus the number of shares of Company Stock added pursuant to paragraph 3b (the "Shares").

   b. The number of Shares that may be made subject to Options, Purchase Authorizations or Bonuses under this Plan shall automatically increase on the first

----------------------
   /1/ This figure was amended in the 1998 amendment to reflect the 2-for-1 stock split effected in the first quarter.

       day of each fiscal year, beginning in 1998 and continuing through 2000, by a number of shares of Company Stock equal to four percent (4%) of the total number of shares of Company Stock outstanding on the last trading day of the previous fiscal year. For 1998, the increase shall take effect on the date of stockholder approval of the amendments to the Plan and shall be based on the total number of shares of Company Stock outstanding on the day of the 1998 annual meeting.

   c. The number of Shares subject to Options that are intended to be Incentive Options shall not exceed 15,000,000.

   d. Any Shares subject to an Option or Purchase Authorization which for any reason expires or is terminated unexercised as to such Shares and any Shares reacquired by the Company pursuant to forfeiture or a repurchase right hereunder may again be the subject of an Option, Purchase Authorization or Bonus under the Plan. The Shares purchased pursuant to Purchase Authorizations or the exercise of Options under this Plan or issued as Bonuses may, in whole or in part, be either authorized but unissued Shares or issued Shares reacquired by the Company.

   4.  Administration.  This Plan shall be administered by the Board, whose
       --------------
construction and interpretation of the Plan's terms and provisions shall be final and conclusive. The Board shall have authority, subject to the express provisions of the Plan, to construe the Plan and the respective Options, Purchase Authorizations, Bonuses and related agreements, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective Options, Purchase Authorizations, Bonuses and related agreements, and to make all other determinations in the judgement of the Board necessary or desirable for the administration of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option, Purchase Authorization, Bonus, or related agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency. No director shall be liable for any action or determination made in good faith.

   Effective on and as of the date that the Company registers the Company Stock pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Act"), the Plan shall be administered by a committee (the "Committee") consisting of not less than two (2) members of the Board, provided that the Committee may delegate authority to grant Options to any single member of the Board subject to such guidelines and qualifications as may be from time to time determined by the Committee. Each member of the Committee must be an "outside director" as that term is used in Treasury Regulation Section 1.162-27(e)(3)(i) under Section 162(m) of the Code.

   The Committee shall be appointed by, and shall serve at the pleasure of, the Board and shall have the powers granted to the Board in this Section 4, and on and after the commencement of the Committee's duties hereunder, all references (other than in this sentence) to the Board in Sections 4, 5 and 7 of this Plan or as specified in any agreement associated with this Plan shall mean and relate to such Committee.

   5.  Eligible Recipients.  Options, Purchase Authorizations and Bonuses may be
       -------------------
granted to such key employees, officers, directors or consultants of or to the Company Group, as are selected by the Board (a "Participant"); provided, however, that only employees of the Company Group may be granted Incentive Options.

   6.  Duration of the Plan.  This Plan shall terminate ten (10) years from the
       --------------------
effective date hereof, unless terminated earlier pursuant to Section 14 below, and no Options, Purchase Authorizations or Bonuses may be granted or made thereafter.

   7.  Terms and Conditions of Options, Purchase Authorizations and Bonuses.
       --------------------------------------------------------------------
Options, Purchase Authorizations and Bonuses granted or made under this Plan shall be evidenced by agreements in such form and containing such terms and conditions as the Committee shall determine; provided, however, that such agreements shall evidence among their terms and conditions the following:

   a.  Price.  The purchase price per Share payable upon the exercise of each
       -----
       Option or the purchase pursuant to each Purchase Authorization granted or made hereunder shall be determined by the Committee at the time the Option or Purchase Authorization is granted or made. The purchase price per Share payable upon the exercise of each Incentive Option granted hereunder shall not be less than one hundred percent (100%) of the fair market value per Share of Company Stock on the day the Incentive Option is granted (or 110% in the case of Incentive Options to which paragraph 7(j)(i) applies). The purchase price per Share payable on exercise of each Nonqualified Option or upon the purchase of Shares pursuant to each Purchase Authorization granted hereunder shall be not less than eighty-five percent (85%) of the fair market value per Share of Company Stock on the date of the grant. Fair market value shall be determined in accordance with procedures to be established in good faith by the Board. Bonus Shares shall be issued in consideration of services previously rendered, which shall be valued for such purposes by the Board.

   b.  Number of Shares.  Each agreement shall specify the number of Shares to
       ----------------
       which it pertains. The maximum number of Shares with respect to which Options may be granted under the Plan to any individual during any single calendar year shall be 200,000 Shares.

   c.  Exercise of Options.  Each Option shall be exercisable for the full
       -------------------
       amount or for any part thereof and at such intervals or in such installments as the Board may determine at the time it grants such Option; provided, however, that no Option shall be exercisable with respect to any Shares later than ten (10) years after the date of the grant of such Option (or five (5) years in the case of Incentive Options to which paragraph 7(j)(ii) applies). An Option shall be exercisable only by delivery of a written notice to the Company's Treasurer, or any other officer of the Company designated by the Board to accept such notices on its behalf, specifying the number of Shares for which the Option is exercised and accompanied by either (i) full payment or (ii) if permitted by the Board, irrevocable instructions to a broker to promptly deliver to the Company full payment in accordance with subparagraph (ii) of the first sentence of paragraph 7(d) below of the amount necessary to pay the aggregate exercise price. With respect to an Incentive Option, the permission of the Board referred to in clause (ii) of the preceding sentence must be specifically granted at the time the Incentive Option is granted.

   d.  Payment.  Payment shall be made in full (i) at the time the Option is
       -------
       exercised, (ii) promptly after the Participant forwards the irrevocable instructions referred to in paragraph 7(c)(ii) above to the appropriate broker, if exercise of an Option is made pursuant to paragraph 7(c)(ii) above, or (iii) at the time the purchase pursuant to a Purchase Authorization is made. Payment shall be made either (a) in cash, (b) by check, (c) if permitted by the Board (with respect to an Incentive Option, such permission to have been granted at the time of the Incentive Option grant), by delivery and assignment to the Company of shares of Company Stock (provided that such shares have been held by such Participant for at least 6 months before delivery) having a fair market value (as determined by the Board) equal to the exercise or purchase price, (d) if permitted by the Board, stated in the agreement evidencing the Option or Purchase Authorization, and to the extent permitted by any applicable law, by the Participant's recourse promissory note, which note must be due and payable not more than five (5) years after the date the Option or Purchase Authorization is exercised, or (e) by a combination of
       (a), (b), (c) and/or (d). If shares of Company Stock are to be used to pay the exercise price of an Incentive Option, the Company prior to such payment must be furnished with evidence satisfactory to it that the acquisition of such shares and their transfer in payment of the exercise price satisfy the requirements of Section 422 of the Code and other applicable laws.

   e.  Withholding Taxes; Delivery of Shares.  The Company's obligation to
       -------------------------------------
       deliver Shares upon exercise of an Option or upon purchase pursuant to a Purchase Authorization or issuance pursuant to a Bonus shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding obligations. Without limiting the generality of the foregoing, the Company shall have the right to deduct from payments of any kind otherwise due to the Participant any federal, state or local taxes of any kind required by law to be withheld with respect to any Shares issued upon exercise of Options or purchased or issued pursuant to Purchase Authorization or Bonuses. The Participant may elect to satisfy such obligation(s), in whole or in part, by (i) delivering to the Company a check for the amount required to be withheld or (ii) if the Board in its sole discretion approves in any specific or general case, having the Company withhold Shares or delivering to the Company already-owned shares of Company Stock, having a value equal to the amount required to be withheld, as determined by the Board.

   f.  Non-Transferability.  No Option or Purchase Authorization shall be
       -------------------
       transferable by the Participant otherwise than by will or the laws of descent or distribution, and each Option or Purchase Authorization shall be exercisable during the Participant's lifetime only by the Participant; provided, however, that (i) Nonqualified Options may be transferred pursuant to a qualified domestic relations order (as defined in Rule 16b-3 under the Act) and (ii) the Board may grant Nonqualified Options that are transferable (subject to any terms and conditions imposed by the Board) by the Participant, either directly or in trust, to one or more members of the Participant's family, and the Board may amend accordingly the form of Option Grant attached hereto. Following any transfer permitted pursuant to this paragraph, of which the Participant has notified the Board in writing, such option may be exercised by the transferee(s), subject to all terms and conditions of the Option Grant. For these purposes, the members of the Participant's family are only the
       Participant's: (i) spouse, (ii) lineal descendants; (iii) lineal ancestors; and (iv) siblings and spouses and children of such siblings.

   g.  Termination of Options and Purchase Authorizations.  The Board is
       --------------------------------------------------
       authorized, subject to the express provisions of this Plan, to determine the timing and terms on which an Option or Purchase Authorization granted or awarded hereunder shall terminate and to alter or amend the form of Option Agreement attached hereto to effect such determinations.

   h.  Rights as Stockholders.  A Participant shall have no rights as a
       ----------------------
       stockholder with respect to any Shares covered by an Option, Purchase Authorization or Bonus until the date of issuance of a stock certificate in the Participant's name for such Shares.

   i.  Repurchase of Shares by the Company.  Any Shares purchased or acquired
       -----------------------------------
       upon exercise of an Option or pursuant to a Purchase Authorization or Bonus may in the discretion of the Board be subject to repurchase by or forfeiture to the Company and to the extent set forth in the option, purchase or bonus agreement pursuant to which the Shares were purchased or acquired. Certificates representing Shares subject to such repurchase or forfeiture may be subject to such escrow and stock legending provisions as may be set forth in the option, purchase or bonus agreement pursuant to which the Shares were purchased or acquired.

   j.  10% Stockholder.  If any Participant to whom an Incentive Option is
       ---------------
       granted pursuant to the provisions of the Plan is on the date of grant the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power or value of all classes of stock of the Company, its parent, if any, or subsidiaries, then the following special provisions shall be applicable:

       i. The exercise price per Share subject to such Option shall not be less than 110% of the fair market value of each Share on the date of grant; and

       ii. The Option shall not have a term in excess of five years from the date of grant.

   k.  Confidentiality and Non-Solicitation Agreements.  In the sole discretion
       -----------------------------------------------
       of the Board, each Participant shall be required to execute, prior to or contemporaneously with the grant of any Option, Purchase Authorization or Bonus hereunder, the Company's then standard form of agreement relating to nondisclosure of confidential information, non-solicitation and related matters.

   8.  Restrictions on Incentive Options.  Incentive Options granted under this
       ---------------------------------
Plan shall be specifically designated as such and shall be subject to the additional restriction that the aggregate fair market value, determined as of the date the Incentive Option is granted, of the Shares with respect to which Incentive Options are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000. If an Incentive Option which exceeds the $100,000 limitation of this paragraph 8 is granted, the portion of such Option which is exercisable for Shares in excess of the $100,000 limitation shall be treated as a Nonqualified Option pursuant to Section 422(d) of the Code, notwithstanding its original designation as an Incentive Option. In the event that such Participant is eligible to participate in any other stock incentive plans of the Company, its parent, if any, or a subsidiary which are also intended to comply with the provisions of Section 422 of the Code, such annual limitation shall apply to the aggregate number of Shares for which options may be granted under all such plans.

   9.  Stock Dividends; Stock Splits; Stock Combinations; Recapitalizations.
       --------------------------------------------------------------------
Appropriate adjustment shall be made by the Board in the maximum number of Shares subject to the Plan and in the number, kind, and exercise or purchase price of Shares covered by outstanding Options and Purchase Authorizations granted hereunder to give effect to any stock dividends, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Company after the effective date of the Plan.

   10. Merger; Sale of Assets.
       ----------------------

   a. In the event of a change of the Company Stock resulting from a merger or similar reorganization as to which the Company is the surviving corporation, the number and kind of Shares which thereafter may be purchased pursuant to an Option or Purchase Authorization under the Plan and the number and kind of Shares then subject to Options or Purchase Authorizations granted hereunder and the price per Share thereof shall be appropriately adjusted in such manner as the Board may determine equitable to prevent dilution or enlargement of the rights available or granted hereunder.

   b. Except as otherwise determined by the Board, a merger or a similar reorganization which the Company does not survive, or a sale of all or substantially all of the assets of the Company, shall cause every Option and Purchase Authorization hereunder to terminate, to the extent not then exercised, unless any surviving entity agrees to assume the obligations hereunder; provided, however, that, in the case of such a merger or similar reorganization, or such a sale of all or substantially all of the assets of the Company, if there is no such assumption, the Board may provide that some or all of the unexercised portion of any one or more of the outstanding Options or Purchase Authorizations and some or all of the Unvested Shares (as defined in the applicable agreement with the Participant) acquired upon exercise of any one or more of such Options or Purchase Authorizations or acceptance of any one or more of the outstanding Bonuses shall be immediately exercisable and vested or no longer subject to repurchase rights as of such date prior to such merger, similar reorganization or sale of assets as the Board determines.

   c. If any person or group, other than the Company, any of its subsidiaries or affiliates or any employee benefit plan of the Company, either publicly or in a written communication to the Company or to its Board of Directors, makes a tender or exchange offer or other bona fide offer to acquire directly or indirectly voting securities under circumstances such that, immediately after such acquisition, such person or group would beneficially own voting securities with aggregate voting power representing 20% or more of the total voting power of the Company, the Board may in its sole discretion provide that all outstanding options shall immediately become fully exercisable.

   11. Investment Representations; Transfer Restrictions.  The Company may
       -------------------------------------------------
require Participants, as a condition of purchasing Shares pursuant to the exercise of an Option or to a Purchase Authorization or receipt of Shares as a Bonus, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Shares for the Participant's own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate (including without limitation confirmation that the Participant is aware of any applicable restrictions on transfer of the Shares, as specified in the by-laws of the Company or otherwise) in order to comply with federal and applicable state securities laws.

   12. Definitions.
       -----------

   a. The term "employee" shall have, for purposes of this Plan, the meaning ascribed to "employee" under Section 3401(c) of the Code and the regulations promulgated thereunder.

   b. The term "parent" shall have, for purposes of this Plan, the meaning ascribed to it under Section 424(e) of the Code and the regulations promulgated thereunder.

   c. The term "subsidiary" shall have, for all purposes under this Plan, the meaning ascribed to it under Section 424(f) of the Code and the regulations promulgated thereunder.

   13. Termination or Amendment of Plan.  The Board may at any time terminate
       --------------------------------
the Plan or make such changes in or additions to the Plan as it deems advisable without further action on the part of the stockholders of the Company, provided:

   a. that no such termination or amendment shall adversely affect or impair any then outstanding Option, Purchase Authorization, Bonus or related agreement without the consent of the Participant holding such Option, Purchase Authorization, Bonus or related agreement; and

   b. that no such amendment which (i) increases the maximum number of Shares subject to this Plan (except to the extent provided in Sections 3, 9 and 10) or (ii) increases the benefits accruing to Participants or modifies the requirements as to eligibility for participation in the Plan (but only to the extent that either such change would require approval by the stockholders pursuant to the Code or the regulations thereunder) may be made without obtaining, or being conditioned upon, stockholder approval.

   With the written consent of the Participant affected, the Board may amend outstanding Options, Purchase Authorizations, Bonuses or related agreements in a manner not inconsistent with the Plan. The Board shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Options granted under the Plan to the extent necessary to qualify any or all such Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under
Section 422 of the Code.

   14. Governing Law.  This Plan shall be governed by, and construed and
       -------------
enforced in accordance with, the laws of the Commonwealth of Massachusetts.

                          RENAISSANCE WORLDWIDE, INC.

                       1996 EMPLOYEE STOCK PURCHASE PLAN

                (As Amended and Restated Effective May __, 1998)

     The following constitute the provisions of the 1996 Employee Stock Purchase Plan of Renaissance Worldwide, Inc. (formerly, The Registry, Inc.1996 Employee Stock Purchase Plan).

1.   Purpose.  The purpose of the Plan is to provide employees of the Company
     -------
     and its Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.   Definitions.
     -----------

     (a)  "Board" shall mean the Board of Directors of the Company.
           -----

     (b)  "Code" shall mean the Internal Revenue Code of 1986, as amended.
           ----

     (c)  "Common Stock" shall mean the Common Stock, no par value, of the
           ------------
          Company.

     (d)  "Company" shall mean Renaissance Worldwide, Inc., a Massachusetts
           -------
          corporation.

     (e)  "Compensation" shall mean all base pay, salary, bonuses and
           ------------
          commissions, including payments for overtime and sales commissions.

     (f)  "Contributions" shall mean all amounts credited to the account of a
           -------------
          participant pursuant to the Plan.

     (g)  "Eligible Employee" shall mean any person who is an Employee on the
           -----------------
          first day of any Offering Period.

     (h)  "Employee" shall mean any person, including an officer, who is an
           --------
          employee of the Company or one of its Subsidiaries, as determined pursuant to Treasury Regulation Section 1.421-7(h) or any successor thereto.

     (i)  "Employment Date" shall mean the first date on which an Employee first
           ---------------
          performs an hour of service for the Company following his or her original date of hire with the Company.

     (j)  "Exercise Date" shall mean the last business day of each Offering
           -------------
          Period of the Plan.

     (k)  "Offering Date" shall mean the first business day of each Offering
           -------------
          Period of the Plan.

     (l)  "Offering Period" shall mean the period described in Section 4.
           ---------------

     (m)  "Plan" shall mean this Employee Stock Purchase Plan, as amended from
           ----
          time to time.

     (n)  "Subsidiary" shall mean a corporation, domestic or foreign, defined as
           ----------
          such in Section 424(f) of the Code, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary, that has adopted the Plan with the consent of the Company.

     (o)  "Termination of Service" shall mean any period following an
           ----------------------
          individual's Employment Date during which an individual ceases to be employed by the Company or any Subsidiary.

3.   Eligibility.
     -----------

     (a) Except as otherwise provided below, any person who is an Eligible Employee as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan.

     (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4.   Offering Periods.  The periods of  January 1 to June 30 and July 1 to
     ----------------
     December 31 of each year (or such other time or times as may be determined by the Board consistent with the requirements of Code (S)423) will each be termed an "Offering Period." The Plan shall continue until terminated in accordance with the terms of the Plan. The Board shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected by such change.

5.   Method of Participation.  For each Offering Period, an Eligible Employee
     -----------------------
     may elect to participate in the Plan by executing and delivering to the Company's Human Resources Department, at such time, in such manner and on such form as shall be prescribed by the Company, a written subscription agreement.

6.   Payroll Deduction.
     -----------------

     (a) The written subscription agreement will contain a payroll deduction authorization that will request withholding at a rate (in whole percentages) of not less than 1% nor more than 10% from the Participant's Compensation by means of substantially equal payroll deductions over the Offering Period (exception during a Termination of Service that does not affect participation as provided in Section 10 herein) from payroll periods ending in the Offering Period.

     (b) All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

     (c) A participant may discontinue his or her participation in the Plan as provided in Section 10, or, on one occasion only during the Offering Period, may increase or decrease the rate of his or her Contributions during the Offering Period by completing and filing with the Company a new subscription agreement at such time as may be determined by the Company prior to the date on which the change is to be effective. The change in rate shall be effective as of the beginning of the calendar quarter following the date of filing of the new subscription agreement.

     (d)  Notwithstanding the foregoing, to the extent necessary to comply with
          Section 423(b)(8) of the Code and Section 3(b) herein, a participant's payroll deductions shall be decreased to zero (0%) percent at such time during any Offering Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year equal or exceed twenty-five thousand dollars ($25,000). Payroll deductions shall re-commence at the rate provided in such participant's then current subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.

7.   Grant of Option; Option Price.
     -----------------------------

     (a) On the Offering Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date a maximum of two hundred (200) shares of the Company's Common Stock (subject to adjustment as provided in subsection 18(a) hereof) to the extent of the Employee's Contributions accumulated prior to the Exercise Date. The number of shares within the above-stated maximum that a participant may acquire shall be determined by dividing such Employee's Contributions accumulated prior to such Exercise Date and retained in the participant's account as of the Exercise Date by the purchase price per share of the Company's Common Stock (determined under Section 7(b)). The Company will reduce on a substantially proportionate basis, the number of shares of Common Stock receivable by each participant upon the exercise of his option for an Offering Period in the event that the number of shares then available under the Plan is otherwise insufficient, as provided in
          Section 12.

     (b) The purchase price per share of the Common Stock issued pursuant to the exercise of an option (the "Option Price") will be 85% of the fair market value of the Common Stock at (1) the time of grant of the option or (2) the time at which the option is deemed exercised, whichever is less. The fair market value of the Company's Common Stock on a given date shall be determined by the Board based on (i) the average of the high and low prices of the Common Stock on such date on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price of the Common Stock on the NASDAQ National Market System on such date, if the Common Stock is not then traded on a national securities exchange; or
          (iii) the closing bid price or the average of bid prices last quoted on such date by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market System or on a national securities exchange. If the Common Stock is not publicly traded at the time a right is granted under this Plan, "fair market value" shall mean the fair market value of the Common Stock as determined by the Board in its discretion after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

8.   Exercise of Option.  Unless a participant withdraws from the Plan as
     ------------------
     provided in Section 10, his or her option for the purchase of shares will be exercised automatically on the Exercise Date of the Offering Period, and the maximum number of shares (including fractional shares) subject to option (but in no event more than two hundred (200), subject to adjustment as provided in subsection 18(a) hereof) will be purchased at the applicable Option Price with the accumulated Contributions in his or her account. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Exercise Date. During his or her lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

9.   Delivery.  As promptly as practicable after the Exercise Date of each
     --------
     Offering Period, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option. Any cash remaining to the credit of a participant's account under the Plan after a purchase by him or her of shares at the termination of each Offering Period shall be returned to the participant.

10.  Withdrawal; Termination of Employment.
     -------------------------------------

     (a) A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to the Exercise Date of the Offering Period by giving written notice to the Company. All of the participant's Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of shares will be made during the Offering Period. Upon such withdrawal, the balance in his or her withholding account will be returned to the participant.

     (b) In the event that a participant incurs a Termination of Service for any reason during the three months beginning with the Offering Date and ending on the day three (3) months before the Exercise Date, the participant's option shall terminate, and the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to his or her designated beneficiary hereunder (or as otherwise provided in Section 14(b) herein), and the participant or his or her designated beneficiary, as the case may be, will have no further rights under the Plan. In the event that a participant incurs a Termination of Service for any reason on any date following the day three months before the Exercise Date, the participant's option shall not, by reason of such Termination of Service, terminate, and the participant's account balance will remain in the Plan and the option exercised as provided herein, unless the participant earlier withdraws from the Plan pursuant to subsection 10(a) above.


11.  Interest.  No interest shall accrue on the Contributions of a participant
     --------
     in the Plan.

12.  Stock.
     -----

     (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be three hundred thousand (300,000)
          shares, subject to adjustment upon changes in capitalization of the Company as provided in subsection 18(a) hereof. If the total number of shares which would otherwise be subject to options granted pursuant to
          Section 7(a) on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable and consistent with the requirements of Section 423(b)(5) of the Code. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.

     (b) The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

     (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse, at the participant's election.

13.  Administration of Plan.  The Plan will be administered by the Board of
     ----------------------
     Directors (or a committee thereof), which will have the right to determine any questions which may arise regarding the interpretation and application of the provisions of the Plan and to make or rescind, administer, and interpret such rules and regulations as it will deem necessary or advisable. For example, without limitation, the Board (or its delegee) may limit the frequency and/or number of changes in the amount withheld during an Offering Period, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation.

14.  Designation of Beneficiary.
     --------------------------

     (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of the Offering Period but prior to delivery to him or her of such shares and cash.

     (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate. To the extent of any such delivery of shares and/or cash hereunder, the Company's obligation under the Plan with respect to the participant shall be discharged.

15.  Transferability.  Neither Contributions credited to a participant's account
     ---------------
     nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

16.  Use of Funds.  All Contributions received or held by the Company under the
     ------------
     Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

17.  Reports.  Individual accounts will be maintained for each participant in
     -------
     the Plan. Statements of account will be given to participating Employees promptly following the Exercise Date, which statements will set forth the amounts of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

18.  Adjustments Upon Changes in Capitalization.
     ------------------------------------------

     (a) The number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

     (b) In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, the options granted during such Offering Period shall terminate and each participant's contributions shall be returned, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10. For purposes of this Section, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets or merger.

          The Board may, if it so determines in the exercise of its sole discretion but subject to the requirements of Section 423 of the Code, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock not covered by subsection
          (a) hereof,
          and in the event of the Company being consolidated with or merged into any other corporation.

     (c) In the event of a proposed sale of all or substantially all the assets or stock of any Subsidiary, the options granted to affected participants' of such Subsidiary during such Offering Period shall terminate and each participant's contributions shall be returned, unless otherwise provided by the Board.

19.  Amendment or Termination.
     ------------------------

     (a) The Board reserves the right at any time or times to amend the Plan to any extent and in any manner it may deem advisable by vote of the Board; provided, however, that any amendment relating to the aggregate number of shares which may be issued under the Plan (other than an adjustment provided for in Section 18) or to the Employees (or class of Employees) eligible to receive options under the Plan will have no force or effect unless it will have been approved by the shareholders within twelve months before or after its adoption. Such amendments may include, without limitation, (without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected), a change or changes to the duration of future Offering Periods (subject to Section 4 hereof).

     (b) The Plan may be suspended or terminated at any time by the Board of Directors, but no such suspension or termination will adversely affect the rights and privileges of holders of the outstanding options. The Plan will terminate in any case when all or substantially all of the Common Stock reserved for the purposes of the Plan has been purchased.

20.  Notices.  All notices or other communications by a participant to the
     -------
     Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.


21.  Conditions Upon Issuance of Shares.  Shares shall not be issued with
     ----------------------------------
     respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22.  Term of Plan; Effective Date.  The Plan shall become effective upon the
     ----------------------------
     earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten
     (10) years unless sooner terminated under Section 19.

23.  Employment Rights.  Nothing contained in the provisions of the Plan will be
     -----------------
     construed to give any Employee the right to be retained in the employ of the Company or to interfere with the right of the Company to discharge any employee at any time.

                          RENAISSANCE WORLDWIDE, INC.

                           1998 DIRECTORS STOCK PLAN


     1.   Purpose.  The purpose of this plan (the "Plan") is promote the
          -------
recruiting and retention of highly qualified directors and to strengthen the commonality of interest between directors and stockholders by providing for the grant of options to purchase shares of the common stock, no par value (the "Stock"), of Renaissance Worldwide, Inc., a Massachusetts corporation (the "Company"), to Eligible Directors (as defined in Section 5 of the Plan) and to provide for the receipt by Eligible Directors of all or a portion of their directors fees in the form of stock options. The Company believes that the granting of such options will serve to enhance the Company's ability to attract and retain the services of such persons, to provide additional incentives to them and to encourage the highest level of performance by them by offering them a proprietary interest in the Company's success. The Company also believes that the Plan will encourage directors to make greater equity in the Company, more closely aligning the interests of the directors and the stockholders.

     2.   Effective Date.  This Plan was adopted by the Board of Directors of
          --------------
the Company (the "Board") in April 1998 and submitted to the stockholders of the Company for approval at the transition annual meeting held on May 28, 1998.
This Plan replaces the 1996 Eligible Directors' Stock Plan.

     3.   Stock Covered by the Plan.  Subject to the adjustment provided in
          -------------------------
Section 8, the aggregate number of shares of Stock which may be issued and sold pursuant to options granted under the Plan shall not exceed one hundred twenty thousand (120,000) shares, plus such number of shares that may be issued pursuant to options awarded in lieu of director fees. Shares of Stock issued under this Plan may be either authorized but unissued shares or treasury shares. If any option granted under the Plan shall terminate or expire without being fully excised, the shares which have not been purchased thereunder will again become available for purposes of the Plan.

     4.   Administration.  The Plan will be administered by the Board of
          --------------
Directors of the Company (the "Board"), whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board may delegate its power to administer the Plan to a committee (the "Committee") consisting of not less than two directors of the Company. All questions of interpretation of the Plan or of any options issued under it shall be determined by the Board, or any Committee, and such determination shall be final and binding upon all persons having an interest in the Plan. No Board member or member of a Committee shall be liable for any action or determination under the Plan made in good faith.

     5.   Formula Option Grants.  "Eligible Directors" shall mean directors of
          ---------------------
the Company who are not employees of the Company or any of its subsidiaries.
All options granted under the Plan shall be non-statutory stock options which are not intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and which are intended to be taxed under
Section 83 of the Code.

     Each Eligible Director shall be automatically granted an option to purchase 20,000 shares of Stock (subject to adjustment as specified in Section 8 hereof) on the date that he or she is first elected a director of the Company. This option is referred to as the "Initial Award." On the day of the annual meeting of stockholders, immediately prior to the meeting, each Eligible Director who served during the preceding year shall be awarded an option to purchase 2,500 shares of Stock (prorated if the Eligible Director did not serve for the entire preceding year). At the 1998 annual meeting of stockholders, each Eligible Director shall be automatically granted an option to purchase 5,000 shares of Stock immediately following the meeting. These options are referred to as the "Annual Awards."

     6.   Options in lieu of Annual Retainer.
          ----------------------------------

          (a) Mandatory Amount.  Each Eligible Director shall receive 50% of his
              ----------------
     or her Annual Retainer (the "Fixed Portion") in the form of stock options as provided hereunder. "Annual Retainer" means the amount that a director is entitled to receive for serving as a director from the date of one annual stockholders meeting (an "Annual Meeting") through the next Annual Meeting, as determined from time to time by the Board of Directors. For 1998, the Annual Retainer has been fixed at $12,000.

          (b) Elective Amount.  Commencing on the date of the Annual Meeting on
              ---------------
     May 28, 1998, each Eligible Director may elect to take all or any portion of the balance of his or her Annual Retainer (the "Elective Portion") in the form of options as provided below. In order to receive the Elective Portion in options under the Plan, the director must complete and deliver to the Company a written election form (the "Election Form") on which he or she designates the Elective Portion. The election shall be irrevocable unless modified or revoked as provided in this subsection. In order to modify or revoke an election, the director must complete and deliver to the Company a change in Election Form at least six months prior to the proposed effective date providing that the modification or revocation shall be effective on the effective date. The Elective Portion for any Eligible Director who does not deliver an Election Form to the Company shall be 0%.

          (c) Formula.  The number of shares underlying options granted to any
              -------
     Eligible Director under this Section 6 shall be equal to the whole number (with any fractional interests rounded up to the next highest whole number) obtained by dividing the Fixed Portion and such director's Elective Portion by the fair value of an option for one share of Stock on the terms set forth herein as determined on the date of grant. To determine the fair value, the Board shall apply a generally accepted option pricing valuation methodology, such as the Black-Scholes model, with such modifications as it may deem appropriate to reflect the fair value of the option.

     7.   Option Price.  The price per share at which each option granted under
          ------------
the Plan to an Eligible Director may be exercised ("Option Price") shall be the fair market value of a share of Stock (the "Market Price") on the date of grant of the Option. The Market Price of the Stock on a given date shall be determined based on (i) the average of the high and low sales prices of the Stock on such date on the principal national securities exchange or market system in which the Stock is traded or (ii) if the high and low sales prices are not available, the fair market value of the Stock as determined by the Committee (or the Board of Directors, if there is not Committee at the time of option grant).

     8.   Terms and Conditions of Options.  Each option granted under the Plan
          -------------------------------
shall be evidenced by and subject to the terms and conditions of an Option Agreement in a form approved by the Committee. Each Option Agreement executed and delivered to an Eligible Director shall contain the following terms and conditions:

          (a) Exercise of Options.  Each option shall expire 10 years from the
              -------------------
     date of grant of such option. The Initial Award shall be exercisable in four equal annual installments commencing on the first anniversary of the date of grant. The Annual Award shall be immediately exercisable. All options granted under Section 6 shall become exercisable immediately preceding the annual meeting of stockholders after the grant date.

          (b) Payment.  An option may be exercised from time to time, in whole
              -------
     or in part, during the period that it is exercisable, by payment of the Option Price of each share purchased, in cash, or by delivery to the Company of a number of shares of Stock (provided that any shares acquired directly from the Company shall have been held by such Eligible Director for at least 6 months before such delivery) having an aggregate Market Price of not less than the aggregate Option Price. Payment of the Option Price may also be made by the delivery of an irrevocable undertaking by a broker to pay the Option Price from the proceeds of the sale of the shares subject to the option being exercised

          (c) Transfer Restrictions.  The shares of Stock issued upon exercise
              ---------------------
     of an option granted under this Plan will be acquired for investment and not with a view to distribution thereof unless there shall be an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), with respect thereto. In the event that the Company, upon the advice of counsel, deems it necessary to list upon official notice of issuance shares to be issued pursuant to the Plan on a national securities exchange or to register under the 1933 Act or other applicable federal or state statute any shares to be issued pursuant to the Plan, or to qualify any such shares for exemption from the registration requirements of the 1933 Act under the Rules and Regulations of the Securities and Exchange Commission or for similar exemption under state law, then the Company shall notify each Eligible Director to that effect and no shares of Stock subject to an option shall be issued until such registration, listing or exemption has been obtained. The Company shall make prompt applicable for any such registration, listing or exemption pursuant to federal or state law or rules of such securities exchange which it deems necessary and shall make reasonable efforts to cause such registration, listing or exemption to become and remain effective. The shares of Stock issued on exercise of the option shall be subject to any restrictions on transfer then in effect pursuant to the Articles of Organization or By-laws of the Company.

          (d) Non-Transferability.  Each option granted under the Plan by its
              -------------------
     terms shall not be transferable by the optionee otherwise than by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order (as defined in Section 414(p) of the Code), except that an optionee may transfer all or any portion of an option to a member of his/her immediate family or to a trust or other entity, the sole beneficiaries of which are the optionee or members of his/her immediate family. (For purposes of this Plan, "immediate family" shall be defined as determined by the Board.) Any option granted under this Plan shall only be exercised during the lifetime of the optionee by such optionee, by the transferee pursuant to a qualified domestic relations order or by any person to whom the optionee is permitted to transfer the option.

          (e) Termination of Directorship.  Nothing in this Plan or in any
              ---------------------------
     Option Agreement shall confer upon any Eligible Director the right to continue as a director of the Company. An Eligible Director's right to participate in the Plan shall automatically terminate if and when such Director becomes an employee of the Company. Each Option shall terminate and may no longer be exercised if the Eligible Director ceases to provide services to the Company in accordance with the following provisions:

               (i) If an Eligible Director's service terminates for any reason other than death, disability, resignation or retirement, options that he holds will terminate.

               (ii) If an Eligible Director's service terminates for death, disability, resignation or retirement, any option that is not exercisable will terminate and any option that is exercisable at the time of termination may be exercised by him or his executor, administrator or the person or persons to whom rights under the option shall pass by will or the applicable laws of descent and distribution at any time within 12 months after the date of death, but in no event after the expiration of the option.

     9.   Adjustment Provisions.
          ---------------------

          (a) Recapitalizations.  If, through or as a result of any merger,
              -----------------
     consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction,
     (i) the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets of the Company are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (x) the number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to any then outstanding options under the Plan, and (z) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. In the event of any other extraordinary dividend or distribution, whether in stock, cash or other property, or a spinoff, split up or other extraordinary transaction, the number of shares issuable under this Plan shall be subject to such adjustment as the Committee or the Board may deem appropriate, and the number of shares issuable pursuant to any option theretofore granted (whether or not then exercisable) and the exercise price of such option shall be subject to such adjustment as the Committee or the Board may deem appropriate with a view toward preserving the value of such option.

          (b) Mergers, etc.  In the event of a consolidation or merger in which
              -------------
     the Company is not the surviving corporation (other than a consolidation or merger in which the holders of Stock acquire a majority of the voting stock of the surviving corporation) or which results in the acquisition of substantially all the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of a sale or transfer of substantially all of the Company's assets or a dissolution or liquidation of the Company, all options hereunder will terminate; provided, that 20 days prior to the effective date of any such merger, consolidation, sale, dissolution, or liquidation, all options outstanding hereunder that are not otherwise exercisable shall become immediately exercisable.

          Notwithstanding the foregoing, in the event that a transaction covered by this Section 9(b) is a merger or consolidation intended to qualify as a pooling of interests for accounting purposes, then the acquiring or surviving corporation shall assume, or otherwise provide replacement options for, all options outstanding under this Plan, with such adjustments to the number of shares covered by such option and the exercise price thereof as may be necessary to reflect the exchange ratio provided for in the merger or consolidation. Such substitute options shall otherwise be on terms and conditions substantially equivalent to those set forth in this Plan, shall be immediately exercisable and, except as to Eligible Directors who become directors of the acquiring or surviving corporation, shall terminate on the 180th day following the consummation of the merger or consolidation. Options held by Eligible Directors who become directors of the acquiring or surviving corporation shall be governed, mutatis mutandis, by the provisions of this Plan and the agreement evidencing the option surrendered in substitution.

     10.      Amendment of the Plan.
              ---------------------

     The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding option for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding option without the holder's consent.

     11.      Notice.
              ------

     Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Chief Financial Officer of the Company and shall become effective when it is received.

     12.      Effective Date and Duration of the Plan.
              ---------------------------------------

          (a) Effective Date.  The Plan shall become effective upon approval by
              --------------
     the shareholders of the Company. Amendments to the Plan shall become effective when adopted by the Board of Directors.

          (b) Termination.  Unless earlier terminated pursuant to Section 9, the
              -----------
     Plan shall terminate upon the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of options granted under the Plan.

                                  DETACH HERE

                                     PROXY

                          RENAISSANCE WORLDWIDE, INC.

    PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR
                  ITS ANNUAL MEETING TO BE HELD MAY 28, 1998


   The undersigned appoints Robert E. Foley and Richard L. Bugley, and each of them, as proxies, each with the power of substitution, and authorizes them to represent and vote all shares of Common Stock of Renaissance Worldwide, Inc. held by the undersigned at the Annual Meeting of Stockholders to be held at the offices of Ropes & Gray, One International Place, 36th Floor, Boston, Massachusetts 02110 at 10:00 a.m. (local time), on Thursday, May 28, 1998, and at any adjournments thereof for the purposes set forth on the reverse side. The undersigned instructs such proxies or their substitutes to act on the following matters as specified by the undersigned, and authorizes such proxies or their substitutes to act on the following matters as specified by the undersigned, and authorizes such proxies to vote in such other matters that may properly come before the meeting in the discretion of the proxy so acting. All previously dated proxies given by the undersigned in respect to said meeting are hereby revoked.


_____________                                                 _____________
 SEE REVERSE                                                   SEE REVERSE
     SIDE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE         SIDE
_____________                                                 _____________

                                  DETACH HERE


[X] Please mark
    vote as in
    this sample.

    1. To elect G. Drew Conway as a Class III director.

            FOR      WITHHELD        ABSTAIN
            [_]        [_]             [_]


                                                 FOR     AGAINST    ABSTAIN
    2. To approve an increase in the             [_]       [_]        [_]
       number of shares of common stock
       available for issuance under the
       Company's 1996 Stock Plan.

    3. To approve amendments to the              [_]       [_]        [_]
       Company's 1998 Employee Stock
       Purchase Plan.

    4. To approve the adoption of the            [_]       [_]        [_]
       1998 Directors Stock Plan.

    5. To transact any other business that may properly come before the meeting or any adjournment(s) thereof.

    MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT     [_]

    Note: Please sign exactly as name appears on this card and date. Where shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee, or guardian please give full title as such. If corporation, please sign in full corporate name and indicate the signer's office. If a partnership, sign in partnership name.


Signature_________________________ Date:______________

Signature_________________________ Date:______________